                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 20, 1997


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
                 ---------------------------------------------
                 (Exact name of issuer as specified in charter)



         Delaware                      0-29-092             54-1708481
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
    of Incorporation)                File Number)        Identification No.)


                             2070 Chain Bridge Road
                                   Suite 425
                            Vienna, Virginia  22182
                    (Address of principal executive offices)

                                 (703) 902-2800
              (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------


          On October 20, 1997 ("Closing Date"), Primus Telecommunications, Inc., a Delaware corporation ("PTI") and wholly-owned subsidiary of Primus Telecommunications Group, Incorporated (the "Company"), purchased substantially all of the assets and assumed certain obligations of USFI, Inc., a New York corporation ("USFI"), in an asset purchase transaction (the "Asset Purchase") pursuant to an Asset Purchase Agreement dated as of the Closing Date (the "Asset Agreement") by and among PTI, USFI and the Company. In addition, U.S. Cable Corporation, a New Jersey corporation affiliated with USFI, executed the Asset Agreement only with respect to its agreement to provide conditional and limited indemnification support to PTI in the event any creditors of USFI assert a claim against PTI. The total consideration paid pursuant to the Asset Agreement was negotiated at arms-length and valued at $5,500,000, in addition to the assumption by PTI of certain liabilities of USFI (the "Asset Purchase
Price"). $500,000 of the Asset Purchase Price is held in escrow and will remain available for six months from the Closing Date (unless distributed before that time in accordance with the terms of the escrow agreement) to secure indemnification obligations to PTI, all as more fully set forth in the Asset Agreement. PTI used internal funds to pay the Asset Purchase Price and expenses related to the Asset Purchase. In addition to assuming certain liabilities of USFI, PTI acquired substantially all the assets of USFI, including equipment, inventory, tangible personal property, intellectual property, rights with respect to certain carrier and provider contracts and agreements with independent representatives and agents, USFI's customer base, switching facilities and billing and back office support systems and other intangibles. It is the Company's intention to cause PTI to use these assets to continue the businesses described below. The Company guaranteed the payment obligations of PTI under the Asset Agreement.

          Concurrent with PTI's execution of the Asset Agreement, Primus Telecommunications International, Inc., a Delaware corporation ("PTII") and wholly-owned subsidiary of the Company, purchased all of the equity and ownership interests in TelePassport L.L.C., a Delaware limited liability company ("TelePassport"), in an equity purchase transaction (the "Equity Purchase") pursuant to an Equity Purchase Agreement also dated as of the Closing Date (the "Equity Agreement") by and among Messrs.

                                      -2-
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James D. Pearson, Stephen E. Myers, and Michael C. Anderson (collectively, the
"Sellers"), who collectively held all of the equity and ownership interests in TelePassport (the "Membership Interests"), PTII and the Company. The total consideration paid for the Membership Interests pursuant to the Equity Agreement was negotiated at arms-length and valued at $6,000,000 (the "Equity Purchase Price"). The Equity Purchase Price may be adjusted depending on the final balance sheet for TelePassport, calculated as of the Closing Date, which is to be prepared and delivered to Sellers no later than 135 days after the Closing Date. $700,000 of the Equity Purchase Price is held in escrow and will remain available for six months from the Closing Date (unless distributed before that time in accordance with the terms of the escrow agreement) to secure certain indemnification obligations to PTII and to cover the purchase price adjustment provisions, as more fully set forth in the Equity Agreement. PTII used internal funds to pay the Equity Purchase Price and expenses related to the Equity Purchase. The Company guaranteed the payment obligations of PTII under the Equity Agreement.

          Prior to the consummation of the Asset Purchase and Equity Purchase, USFI and TelePassport were under common control. USFI, headquartered in New York City with offices and switching facilities in New York City and Piscataway, New Jersey, and TelePassport, with offices in Tokyo, Japan, were engaged in the business of providing international and domestic telecommunications services, including long distance and call reorigination services in Europe, Asia and South Africa to approximately 15,000 business and residential customers located primarily in Germany, Japan, Austria, Switzerland and South Africa.

ITEM 7.   FINANCIAL STATEMENTS; PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
          ----------------------------------

   (a)(1) Financial Statements of Businesses Acquired.

          It is impracticable to provide the financial statements required relative to the acquired businesses described

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          in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file the required financial statements as soon as practicable, but in no event later than January 3, 1998.

   (b)    Pro Forma Financial Information.

          It is impracticable to provide the pro forma information required relative to the acquired businesses described in Item 2 at the time this Report on Form 8-K is filed. The Registrant will file pro forma financial information as soon as practicable, but in no event later than January 3, 1998.

   (c)    Exhibits

  2.1 Asset Purchase Agreement by and among USFI, Inc., Primus Telecommunications, Inc., Primus Telecommunications Group, Incorporated and U.S. Cable Corporation, dated as of October 20, 1997.

  2.2 Equity Purchase Agreement by and among Messrs. James D. Pearson, Stephen E. Myers, Michael C. Anderson, Primus Telecommunications International, Inc., and Primus Telecommunications Group, Incorporated dated as of October 20, 1997.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRIMUS TELECOMMUNICATIONS GROUP,
                              INCORPORATED



Date:  November 3, 1997      By: /s/ Neil L. Hazard
                                 --------------------------
                                 Executive Vice President and
                                 Chief Financial Officer


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                                 EXHIBIT INDEX



EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------

 2.1 Asset Purchase Agreement by and among USFI, Inc., Primus Telecommunications, Inc., Primus Telecommunications Group, Incorporated and U.S. Cable Corporation, dated as of October 20, 1997. (The exhibits and schedules listed in the table of contents to the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request.)

 2.2 Equity Purchase Agreement by and among Messrs. James D. Pearson, Stephen E. Myers, Michael C. Anderson, Primus Telecommunications International, Inc., and Primus Telecommunications Group, Incorporated dated as of October 20, 1997. (The exhibits and schedules listed in the table of contents to Equity Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request.)